UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 1, 2025
Date of Report (Date of earliest event reported)
________________________________________________________
Axon Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)
(480) 991-0797
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	AXON	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On May 7, 2025, Axon Enterprise, Inc. (the “Company”) issued a shareholder letter regarding the Company’s financial results for the three months ended March 31, 2025. The full text of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information appearing below under Item 4.02 regarding our previously reported fiscal year ended December 31, 2024 and fiscal quarters ended March 31, 2024 and September 30, 2024 (the “Affected Periods”) is incorporated herein by reference.
The information pursuant to Item 2.02 in this report on Form 8-K is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 1, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company, in consultation with management, concluded that the following previously issued consolidated financial statements of the Company (and related earnings releases, press releases, shareholder communications, investor presentations or other materials describing relevant portions of such financial statements) should no longer be relied upon and need to be restated because of an error in the balance sheet presentation of the Company's $690.0 million aggregate principal amount of 0.50% convertible senior notes due 2027 (the “2027 Notes”) issued pursuant to an indenture dated December 9, 2022 (the “Indenture”) between current liabilities and long-term liabilities:

•the audited consolidated financial statements as of and for the fiscal year ended December 31, 2024, contained within the Annual Report on Form 10-K for such year (and the associated audit report of the Company’s independent registered public accounting firm); and
•the unaudited condensed consolidated financial statements contained within the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024 and September 30, 2024 (the “Restatement”):

Accordingly, the Company intends to restate the December 31, 2024 financial statements by amending its Annual Report on Form 10-K for the year ended December 31, 2024 (the “Amended 2024 Annual Report”). The Company also intends to include restated financial information of the first and third quarters of 2024 within the Amended 2024 Annual Report. All material restatement information will be included in the Amended 2024 Annual Report.

Subsequent to the issuance of the Company's consolidated financial statements for the fiscal year ended December 31, 2024, the Company identified an error in the balance sheet presentation of the 2027 Notes. Beginning with the quarter ended March 31, 2024, and as of the balance sheet date for each of the Affected Periods, the 2027 Notes were convertible at the option of the holders during the applicable subsequent calendar quarters, as the closing share price of the Company's common stock was greater than or equal to 130% of the applicable conversion price of the 2027 Notes for the requisite number of trading days, pursuant to the terms of the 2027 Notes as previously disclosed within our Annual Report on Form 10-K for the year ended December 31, 2024. As such, the carrying value of the 2027 Notes should have been presented as current liabilities rather than long-term liabilities for the Affected Periods.

Summary of Impacts

The effect of the error did not impact Total Assets, Total Liabilities, or Stockholders' Equity (each as defined in the 2024 Amended Annual Report) in the consolidated balance sheets, nor did it effect the statements of operations and comprehensive income, statements of cash flows, or statements of stockholders' equity for the Affected Periods. Rather, the effect of the error impacts the presentation of the 2027 Notes from long-term liabilities to current liabilities in the consolidated balance sheets for the Affected Periods.

Internal Control Considerations

The error described above and the related Restatement were the result of an additional material weakness in the Company's internal control over financial reporting (“ICFR”) due to the lack of an effectively designed control activity to periodically monitor the satisfaction of contingent conversion provisions within the Indenture governing the 2027 Notes and to assess the impact on the presentation between current and long-term liabilities. Management had previously concluded that the Company’s disclosure controls and procedures and ICFR were not effective as of December 31, 2024 due to a material weakness related to revenue recognition. “Management's Report on Internal Control over Financial Reporting” included under Item 9A of Part II of the Company's Form 10-K for the year ended December 31, 2024 will be restated to reflect the additional material weakness related to the balance sheet presentation of the 2027 Notes.

The Company’s remediation plan will be described in more detail in an amended Item 9A which will be included in the Amended 2024 Annual Report.

The Audit Committee and the Board, along with management, discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, the matters disclosed in this filing pursuant to this Item 4.02. The Audit Committee concluded that the opinion of PwC on the Company's consolidated financial statements as of December 31, 2024 and PwC's opinion on the effectiveness of the Company's ICFR as of December 31, 2024, should no longer be relied upon.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this current report that are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, including statements regarding our expectations, beliefs, intentions and strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. Words such as “anticipate,” “believe,” “can,” “could,” “expect,” “may,” “should,” “will,” “would” or the negative version of these words or other similar expressions, as well as statements in future tense, identify forward-looking statements. However, not all forward-looking statements contain these identifying words.

We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. Many events beyond our control may determine whether results we anticipate will be achieved. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. These factors include, but are not limited to: remediation of the control deficiencies identified and our ability to implement and maintain effective ICFR in the future, which may adversely affect the accuracy and timeliness of our financial reporting, identification of errors in our financial reporting in the future that require us to restate previously issued financial statements, which may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements, as well as other important factors which are set forth more fully in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the period ended December 31, 2024 and the Company’s other filings with the Securities and Exchange Commission (the “SEC”). These factors are intended as cautionary statements for investors within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Except as required by law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our Form 8-K, 10-Q and 10-K reports to the SEC. Our filings with the SEC may be accessed at the SEC’s web site at www.sec.gov.

Item 9.01 Financial Statements and Exhibits
(d)Exhibits

Exhibit Number	Exhibit Description
99.1	Shareholder letter dated May 7, 2025

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2025	Axon Enterprise, Inc.

	By:	/s/ BRITTANY BAGLEY
Brittany Bagley Chief Operating Officer and Chief Financial Officer